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                                  EXHIBIT 10.9

                      SIGNATORIES TO AGREEMENTS RESPECTING
                                CHANGE OF CONTROL

EXECUTIVE OFFICERS                         DATES
David J. Calabro                       April 14, 1999

Howard Cohen*                          March 5, 2001*

Marc Crisafulli                        March 29, 2001

Kathleen McKeough                      June 28, 2000

Timothy Nyman                          August 7, 2000

Jaymin B. Patel                        March 22, 2000

Antonio Carlos Rocha                   April 2, 2001

Larry Smith                            May 7, 2001

Donald Sweitzer                        October 13, 1998

W. Bruce Turner**                      August 6, 2002

* Change of control provisions incorporated into employment agreement. Employment terminated in August 2002.

** Change of control provisions incorporated into employment agreement.